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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 21, 1999


                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)



        Pennsylvania                   0-21639                 23-2858652
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(State or other jurisdiction      (Commission File         (I.R.S. Employer
    of incorporation or               Number)            Identification Number)
       organization)

                             515 Pennsylvania Avenue
                       Fort Washington, Pennsylvania 19034
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 793-9300
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Item 2.   Acquisition or Disposition of Assets.

         On May 21, 1999, Co-Source Funding, Inc., a Delaware corporation ("Buyer"), a wholly-owned subsidiary of NCO Group, Inc. ("NCO"), purchased all of the outstanding capital stock of Co-Source Corporation, including its wholly-owned subsidiaries, Milliken & Michaels, Inc., Metropolitan Consumer Collection Services, Inc. and International Account Systems, Inc., for approximately $121 million in cash, subject to adjustments, and warrants to purchase an aggregate of 250,000 shares of NCO's common stock. Co-Source Corporation together with its subsidiaries ("Co-Source") is the leading provider of commercial collection services in the United States.

         Co-Source's revenue for the year ended December 31, 1998 was $57.6 million. Management believes that the acquisition of Co-Source will significantly enhance NCO's market position as a leading provider in the commercial collection service business.

         The purchase price was determined by negotiations between the parties. The cash purchase price was paid using borrowings under NCO's credit agreement with Mellon Bank. See Item 5.

Item 5.  Other Events.

Agreement to Acquire Compass International Services Corporation

         On May 13, 1999, NCO signed a definitive agreement to acquire Compass International Services Corporation ("Compass"), a leading provider of accounts receivable management services and other complementary outsourced services.

         NCO will issue approximately 3.4 million shares of NCO common stock for all outstanding shares of Compass. Compass' revenue for the year ended December 31, 1998, exclusive of the revenue attributable to the Print and Mail Division, was approximately $105.5 million on a pro forma basis. The transaction is expected to be accounted for using the purchase method and is expected to be treated as a tax free reorganization.

         The acquisition is contingent upon completion of the sale of Compass' Print and Mail Division and is also subject to regulatory and Compass stockholder approval. The acquisition is scheduled to close during the third quarter of 1999.

Amendment to Credit Agreement

         On May 20, 1999, NCO's credit agreement with Mellon Bank, N.A., for itself and as administrative agent for the other financial institutions named therein, was amended to, among other things, increase NCO's credit facility to provide for borrowings up to $350 million, structured as a revolving credit facility, at an interest rate equal to, at the option of NCO, Mellon Bank's prime rate plus an applicable margin ranging from .25% to .50% or the LIBO Rate plus an applicable margin ranging from .75% to 2.25%. The applicable margin is

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determined by NCO's consolidated funded debt to consolidated EBITDA ratio and
NCO's capital structure. The revolving credit line is collateralized by substantially all of the assets of NCO and includes certain financial covenants such as maintaining net worth and funded debt to EBITDA requirements and includes restrictions on, among other things, capital expenditures and distributions to shareholders.

Risks Associated with Pending and Recent Acquisition

         The businesses acquired by NCO in the fourth quarter of 1998 and in 1999 and to be acquired in the Compass acquisition had combined revenues of $280.8 million in 1998 which was 156.9% of NCO's revenue of $179.0 million in 1998. If NCO is unable to successfully integrate these new businesses into NCO's operations, NCO may not be able to realize expected operating efficiencies, eliminate redundant costs or operate the businesses profitably. The integration of these businesses is subject to a number of risks, including risks that the conversion of the acquired companies computer and operating systems into NCO's systems may take longer or cost more than expected NCO may be unable to retain clients or key employees of the acquired companies and the acquired companies might have additional liabilities that NCO did not anticipate at the time of the acquisitions.

Forward Looking Statements

         Statements included in this Current Report on Form 8-K, other than historical facts, are forward-looking statements, as such term is defined in federal securities laws and regulations, which are intended to be covered by the safe harbors created in those laws and regulations. Forward-looking statements include, among others, statements as to the Company's objective to grow through strategic acquisitions and internal growth, the impact of acquisitions on the Company's earnings, the Company's ability to realize operating efficiencies in the integration of its acquisitions, trends in the Company's future operating performance, Year 2000 compliance, the effects of legal or governmental proceedings, the effects of changes in accounting pronouncements and statements as to the Company's or management's beliefs, expectations and opinions. Forward-looking statements are subject to risks and uncertainties and may be affected by various factors which may cause actual results to differ materially from those in the forward-looking statements. In addition to the factors discussed in this report, risks, uncertainties and other factors, including, without limitation, the risk that the Company will not be able to realize operating efficiencies in the integration of its acquisitions, risks associated with growth and future acquisitions, fluctuations in quarterly operating results, risks relating to Year 2000 compliance and the other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 1998 filed on March 31, 1999, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements.

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Item 7.           Financial Statements and Exhibits.

                  The following exhibits are being filed as part of this report:

                  (a)      Financial Statements of Businesses Acquired.

                           It is impracticable to provide any financial statements which may be required for Co-Source at this time. Any required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than August 4, 1999.

                  (b)      Pro Forma Financial Information.

                           It is impracticable to provide any pro forma financial information which may be required for Co-Source at this time. Any required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than August 4, 1999.

                  (c)      Exhibits

         Number               Title

         2.1 Stock Purchase Agreement among Co-Source Corporation, its Shareholders and Optionholders, H.I.G. - DCI Investments, L.P. and NCO. NCO will furnish to the Securities and Exchange Commission a copy of any omitted schedule upon request.

         4.1                  Form of Warrant to purchase NCO common stock.

        10.1 Fourth Amended and Restated Credit Agreement dated as of May 20, 1999 by and among NCO, its U.S. Subsidiaries, the Financial Institutions listed therein as Lenders and Mellon Bank, N.A. as administrative agent. NCO will furnish to the Securities and Exchange Commission a copy of any omitted schedule upon request.

        10.2 Employment Agreement dated as of April 16, 1999, by and between NCO and Thomas V. Cefalu, III (management contract or compensatory plan, contract or arrangement).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NCO GROUP, INC.

                            By:  /s/ Steven L. Winokur
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                                 Steven L. Winokur, Executive Vice President,
                                 Finance, Chief Financial Officer and Treasurer


Date:   June 4, 1999















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